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                                                                   Exhibit 10.24

                         [THOMPSON & KNIGHT LETTERHEAD]




                                 July 6, 1999

VIA FACSIMILE AT 203-358-5825

Mr. Harry Baisden
Simba Information Inc.
11 River Bend Drive South
Stamford, CT  06907-0234

     Re:  Loislaw.com, Inc.

Dear Mr. Baisden:

     As legal counsel to Loislaw.com, Inc., formerly known as Law Office Information Systems, Inc. (the "Company"), I am writing to request, on behalf of the Company, your permission to reference Simba Information, Inc. as the source of the following information in the Company's Form S-1 Registration Statement:

     According to a report by Simba Information Inc. entitled Web/Online Services 1998-2002: Market Analysis & Forecast, the market for web-based and other on-line legal, tax and public record information was $1.7 billion in 1998 and is projected to grow to $2.7 billion in 2002.

     Please sign below to evidence your consent to the Company's use of this statement and return it in the undersigned. Please do not hesitate to call me at 214-969-1326 if you have any questions regarding this request.

                                       Respectfully,

                                       /s/ Kirsten E. Richesson
                                       Kirsten E. Richesson

CONSENT AND AGREED:
This 6 day of July, 1999.

SIMBA INFORMATION, INC.


By: /s/ Harry Baisden
    -----------------
Name: Harry Baisden
Title: Editorial Director